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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)               November 13, 2002
                                                               -----------------


                       EXCHANGE NATIONAL BANCSHARES, INC.
             (Exact name of Registrant as specified in its charter)

Missouri                            0-23636                     43-1626350
-------------------------------     ------------------------    ----------------
(State or other Jurisdiction of     (Commission File Number)    (I.R.S. Employer
Identification No.)                                             Incorporation)




132 East High Street, Jefferson City, Missouri                      65101
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   (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code  (573) 761-6100
                                                    --------------


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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

ITEM 9.  REGULATION FD DISCLOSURE

         On November 12, 2002, Exchange National Bancshares, Inc. filed its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002 (the "Form 10-Q") with the Securities and Exchange Commission. In accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications accompanied the Form 10-Q report:

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

                I, James E. Smith, Chairman of the Board and Chief Executive Officer of Exchange National Bancshares, Inc. (the "Company"), do hereby certify in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                (a) The Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002, which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

                (b) The information contained in the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002, which this certification accompanies, fairly presents, in all material aspects, the financial condition and results of operations of the Company.

         Dated:  November 8, 2002.

                                               /s/ James E. Smith
                                               ---------------------------------
                                               James E. Smith
                                               Chairman of the Board and Chief
                                               Executive Officer


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

                I, Richard G. Rose, Treasurer of Exchange National Bancshares, Inc. (the "Company"), do hereby certify in accordance with 18 U.S.C.
         Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                (a) The Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002, which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

                (b) The information contained in the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002, which this



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                     certification accompanies, fairly presents, in all material aspects, the financial condition and results of operations of the Company.

         Dated:  November 8, 2002.

                                            /s/ Richard G. Rose
                                            ------------------------------------
                                            Richard G. Rose
                                            Treasurer



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        EXCHANGE NATIONAL BANCSHARES, INC.


Date: November 13, 2003
                                        By: /s/ James E. Smith
                                            ------------------------------------
                                            James E. Smith
                                            Chairman of the Board and Chief
                                            Executive Officer




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